Exhibit 99.1

Sitio Royalties Corp. Stockholders Approve Merger with Viper Energy, Inc.

DENVER, Colorado, August 18, 2025 (GLOBE NEWSWIRE) – Sitio Royalties Corp. (NYSE:STR) (“Sitio” or the “Company”) today announced that, at a special meeting of Sitio stockholders held today, the stockholders of the Company approved the previously announced merger (the “Merger”) between Sitio and Viper Energy, Inc. (“Viper”). The Merger is anticipated to close on August 19, 2025.

As previously announced, Sitio stockholders are entitled to receive 0.4855 shares of Class A common stock of New Cobra Pubco, Inc. (“New Viper”) for each share of Sitio Class A common stock owned. Sitio Royalties Operating Partnership, LP (“Sitio Opco”) unitholders are entitled to receive 0.4855 common units representing limited liability company membership interests in Viper Energy Partners LLC for each unit in Sitio Opco owned, along with 0.4855 shares of New Viper Class B common stock for each unit in Sitio Opco owned. Each share of Sitio Class C common stock owned will be canceled for no consideration and cease to exist.

Sitio Class A common stock will be suspended from trading on the New York Stock Exchange (NYSE) prior to market open on August 19, 2025.

About Sitio Royalties Corp.

Sitio is a shareholder returns-driven company focused on large-scale consolidation of high-quality oil & gas mineral and royalty interests across premium basins, with a diversified set of top-tier operators. With a clear objective of generating cash flow from operations that can be returned to stockholders and reinvested, Sitio has accumulated over 275,000 NRAs through the consummation of over 200 acquisitions, as of June 30, 2025. More information about Sitio is available at www.sitio.com.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Viper and Sitio and the information included herein includes forward-looking statements within the meaning of the federal securities laws, which involve certain risks, uncertainties and assumptions that could cause the results to differ materially from such statements. All statements, other than historical facts, that address activities that Viper or Sitio assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future, or statements regarding the proposed Mergers, the likelihood that the conditions to the consummation of the Mergers will be satisfied on a timely basis or at all, Viper’s and Sitio’s ability to consummate the Mergers at any time or at all, the benefits of the Mergers and the post-combination company’s future financial performance following the Mergers, the post-combination company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used herein, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. The forward-looking statements are based on Viper’s and Sitio’s management’s current beliefs, based on currently available information, as to the outcome and timing of future events.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to the timing of the closing of the Mergers, including the risk that the conditions to the Mergers are not satisfied on a timely basis or at all or the failure of the Mergers to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the post-combination company’s ability to successfully integrate Sitio’s and Viper’s businesses and technologies; the risk that the expected benefits and synergies of the Mergers may not be fully achieved in a timely manner, or at all; the risk that Sitio or Viper will not, or that following the Mergers, the post-combination company will not, be able to retain and hire key personnel; unanticipated difficulties or expenditures relating to the Mergers, the response of business partners and retention as a result of the announcement and pendency of the Mergers; Viper’s ability to finance the combined company on acceptable terms or at all; uncertainty as to the long-term value of the post-combination company’s common stock; the diversion of Sitio’s and Viper’s management’s time on transaction-related matters; and those risks described in Viper’s periodic filings with the SEC, including in Item 1A of Viper’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Viper makes with the SEC, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Viper’s website at https://www.viperenergy.com/investors/financials/sec-filings, and in Sitio’s periodic filings with the SEC, including in Item 1A of Sitio’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Sitio makes with the SEC, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Sitio’s website at investors.sitio.com.

In light of these factors, the events anticipated by Viper’s and Sitio’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Viper and Sitio conduct their businesses in a very competitive and rapidly changing environment and new risks emerge from time to time. Viper and Sitio cannot predict all risks, nor can they assess the impact of all factors on their businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements they may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this communication or, if earlier, as of the date they were made. Viper and Sitio do not intend to, and disclaim any obligation to, update or revise any forward-looking statements unless required by applicable law.

No Offer

This communication is for informational purposes only and does not constitute an offer to sell any securities pursuant to the Mergers or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the Mergers, New Parent filed with the SEC a registration statement on Form S-4, which includes a proxy statement of Sitio, an information statement of Viper and a prospectus of New Parent and was declared effective by the SEC on July 18, 2025. Viper, Sitio and New Parent may also file other documents with the SEC regarding the Mergers. A definitive joint information statement/proxy statement/prospectus was first mailed to the stockholders of Viper and Sitio on or about July 18, 2025. This communication is not a substitute for the registration statement and joint information statement/proxy statement/prospectus filed with the SEC or any other documents that Viper, Sitio or New Parent may file with the SEC or send to stockholders of Viper or Sitio in connection with the Mergers. INVESTORS AND STOCKHOLDERS OF SITIO AND VIPER ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the registration statement and the joint information statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Viper, Sitio or New Parent, through the website maintained by the SEC at http://www.sec.gov.

IR contact:

Alyssa Stephens

(281) 407-5204

IR@sitio.com

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